CONVERTIBLE DEBENTURES	12 Months Ended
Jun. 30, 2019
Convertible Debentures
CONVERTIBLE DEBENTURE

On March 13, 2019, the Company closed a non-brokered private placement of unsecured subordinated convertible debenture units (the “Debenture Units”) of the Company for gross proceeds of $600,000; of which $350,000 was received in cash and $250,000 was issued in settlement of outstanding fees with a fair value amounting to $237,300. The balance of $12,700 has been recorded as a loss on settlement of fees.

Each Debenture Unit consists of $1,000 principal amount of unsecured subordinated convertible debentures (the “Debentures”) and 500 common share purchase warrants (the “Warrants”) of the Company. The Debentures mature on March 12, 2021 (the “Maturity Date”) and bear interest at a rate of 10% per annum, accrued monthly and payable on Maturity Date. The outstanding principal amount of the Debentures and any accrued interest is convertible into common shares of the Company at the option of the holder at any time prior to the Maturity Date at a conversion price of $1.00 per share. Furthermore, the Company also has the option to force conversion of the Debentures and any accrued interest at the same conversion price if the Company’s common shares trade above $2.50 per share for ten consecutive trading days on the Canadian Securities Exchange. Each full Warrant entitles the holder to purchase one common share of the Company until March 12, 2021 at an exercise price of $1.20 per share. As a result, 300,000 Warrants were issued related to the Debenture Units.

The Debenture Units were determined to be a compound instrument, comprising a liability, a conversion feature and warrants. The initial carrying amount of the financial liability was determined by discounting the stream of future payments of interest and principal at a market interest rate of 19% which is estimated to be the borrowing rate available to the Company for similar instruments of debt having no conversion rights. Using the residual method, the carrying amount of the conversion feature and the warrants issued is the difference between the principal amount and the initial carrying value of the financial liability.

The fair value of the liability was determined to be $508,439. The residual value of $91,561 was allocated to the equity portion of convertible debt and warrants based on their pro-rata fair values of $62,498 and $29,063, respectively. The carrying value of the Debentures, net of the equity components, have been accreted using the effective interest rate method over the term of the Debentures, such that the carrying amount of the financial liability will equal the principal balance at maturity.

As at June 30, 2019, the value of the Debentures amounted to $546,460. Accretion expense of $15,118 and interest expense of $22,903 was recorded for the year ended June 30, 2019 (June 30, 2018 – $nil and $nil, respectively).